Exhibit 32.0

Section 1350 Certification of Chief Executive Officer and Chief Financial Officer

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADDED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ocean Shore Holding Co. (the “Company”) on Form 10-K for the period ended December 31, 2012 as filed with the Securities and Exchange Commission (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ Steven E. Brady

Steven E. Brady
President and Chief Executive Officer

/s/ Donald F. Morgenweck

Donald F. Morgenweck
Senior Vice President and Chief Financial Officer

March 18, 2013